United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-2677

(Investment Company Act File Number)

Federated Municipal Bond Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/19

Date of Reporting Period: 03/31/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2019
Share Class | Ticker	A | LMSFX	B | LMSBX	C | LMSCX
	F | LMFFX	Institutional | LMBIX

Federated Municipal Bond Fund, Inc.
Fund Established 1976

IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Municipal Bond Fund, Inc.
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2018 through March 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal Bond Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2019, was 4.38% for the Class A Shares, 3.61% for the Class B Shares, 3.71% for the Class C Shares, 4.49% for the Class F Shares and 4.65% for the Institutional Shares. The 4.65% total return for the Class IS Shares for the reporting period consisted of 3.18% of tax-exempt dividends and reinvestments and 1.47% appreciation in the net asset value of the shares.1 The total return for the S&P Municipal Bond Index (SPMBI),2 the Fund's broad-based securities market index, was 5.12% during the same period. The total return for the S&P Municipal Bond 3-Year Plus Index (SPMBI3)3 was 5.72% during the reporting period. The total return of the Morningstar Municipal National Long Funds Average (MNLFA),4 a peer group average for the Fund, was 4.96%, during the same period. The Fund's and MNLFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the SPMBI or SPMBI3.
During the reporting period, the most significant factors affecting the Fund's performance relative to the SPMBI were: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);5,6 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality (which is measured by credit rating) of portfolio securities.7
The following discussion focuses on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields decreased from a high of 3.24% in November 2018 to a low of 2.37% in March 2019 and averaged 2.88%. Economic activity in the U.S. expanded at a moderate pace despite the global economic and financial setbacks during the reporting period. The slope of the treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance.
Inflation showed signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). Inflation readings have been held down so far this year due to factors such as the decline in oil prices, slower growth and softer inflation abroad, and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry. The Fed's decision to raise the federal funds' target rate three times by ¼ percent each time during the reporting period was mostly anticipated by the markets. In determining the size
Annual Shareholder Report

and timing of changes in the federal funds' target rate, changes in the Federal Open Market Committee's (FOMC) indicators of maximum employment and a two percent inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on the assessments of how the economic outlook and risks to the outlook are evolving.
Over the reporting period, the labor market continued to strengthen and economic activity rose at a solid rate. Although the availability of economic data was more limited than usual because of the partial federal government shutdown that extended from December 2018 to January 2019, job gains were strong, and the unemployment rate remained low. Consumers continued to spend at a strong rate and were supported by the strong job market and rising income. Positive signals regarding trade policy, solid economic data releases and communications from the FOMC participants led to an improvement in risk sentiment. However, recent data suggested that foreign economic growth was more subdued, especially in the eurozone, and that the Chinese economy expanded at a slower pace than earlier in the reporting period. Residential investment also appeared to have declined in part from decreases in the affordability of housing arising from both the net increase in mortgage rates over the past year and somewhat slower house price appreciation. Additional downside risks during the reporting period included an increase in some foreign and domestic government policy uncertainties, including those associated with Brexit (the U.K. leaving the European Union), an escalation in international trade policy tensions and the potential for additional extended federal government shutdowns.
Major U.S. tax reform occurred through the passage of the Tax Cut and Jobs Act of 2018 (“Tax Reform Act”), which reduced both corporate and individual tax rates. The top tax rate for individuals declined from 39.6% to 37% and either eliminated, modified or limited numerous deductions. The municipal bond market was spared many of the potentially negative tax law changes that were proposed, such as the limitation on the tax exemption for municipal bond interest. As a result, the impact on the municipal bond market from the Tax Reform Act being implemented was not significant during the reporting period. The supply of municipal debt was, to some degree, reduced as a result of the elimination of advanced refundings by municipal issuers. The modestly lower corporate tax rate appeared to reduce the demand for holding municipal debt by banks and, to a lesser degree, by insurance companies.
Credit quality continued to be generally stable during the reporting period. However, fiscal distress continued to be a focal point for states such as Connecticut, New Jersey and Illinois. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2018 was relatively comparable to previous
Annual Shareholder Report

periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate-term, long-term and high-yield municipal bonds were mostly positive and broad-based for a significant portion of the reporting period.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 5.5 years. Duration management continued to be a significant component of the Fund's investment strategy. The Fund's average duration was shorter than the average duration of the SPMBI during the reporting period. Tax-exempt municipal bond yields decreased moderately over the reporting period. Yields decreased more for bonds with maturities of 5 to 15 years as compared to longer maturity bonds as the yield curve steepened during the reporting period. As a result of the Fund's favorable yield curve positioning in outperforming maturities of the yield curve relative to the SPMBI, the Fund's short duration position resulted in only a small negative impact on Fund performance over the reporting period.
SeCTOR ALLOCATION
During the reporting period, the Fund's sector allocations had a negative impact on Fund performance. The Fund's exposure relative to the SPMBI in tobacco settlement debt added positive excess return due to the outperformance of this sector. The Fund generated negative excess returns due to its overweight position in underperforming sectors such as hospital and life care debt and public power bonds relative to the SPMBI.
credit QUALITY7
During the reporting period, investor appetite for yield in the low interest rate environment continued and resulted in outperformance of bonds rated “A” and “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the SPMBI. Bonds in the noninvestment-grade8 category also outperformed the higher rating categories. The Fund's exposure to noninvestment-grade debt added positive excess return as these securities experienced spread tightening versus higher quality debt over the reporting period. The Fund's overweight position, relative to the SPMBI, in “A” and “BBB” (or unrated comparable quality) debt during the reporting period also had a positive impact on the Fund's performance. The Fund's underweight position in bonds rated “AAA” (or unrated bonds of comparable quality) made a positive contribution to performance as bonds in this rating category underperformed the SPMBI.
1	Income may be subject to state and local taxes. The investment adviser (“Adviser”) normally will invest the Fund's assets entirely in securities whose interest is not subject to the alternative minimum tax for individuals (AMT), such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to
Annual Shareholder Report

pursue the Fund's investment objective, the Fund's Adviser may invest the Fund's assets in securities that may be subject to the AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI3.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MNLFA.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrate the hypothetical investment of $10,0001 in the Federated Municipal Bond Fund, Inc. (the “Fund”) from March 31, 2009 to March 31, 2019, compared to the S&P Municipal Bond Index (SPMBI),2 S&P Municipal Bond, 3-Year Plus, Index (SPMBI3),3 and the Morningstar Municipal National Long Funds Average (MNLFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
■	Total returns shown for the A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for the C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 3/31/2019
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.33%	2.55%	4.11%
Class B Shares	-1.89%	2.32%	3.88%
Class C Shares	2.71%	2.68%	3.73%
Class F Shares	2.49%	3.30%	4.48%
Institutional Shares[5]	4.65%	3.51%	4.59%
SPMBI	5.12%	3.73%	4.94%
SPMBI3	5.72%	4.29%	5.62%
MNLFA	4.96%	3.88%	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; For Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMBI, SPMBI3 and the MNLFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The SPMBI is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the SPMBI include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The SPMBI is rebalanced monthly. The SPMBI is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBI is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
Annual Shareholder Report

3	The SPMBI3 represents the portion of the SPMBI composed solely of bonds with remaining maturities of three years or more. The SPMBI3 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBI3 is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's Institutional Shares commenced operations on July 27, 2017. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2019, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	13.7%
Toll Road	10.8%
Water & Sewer	9.0%
Dedicated Tax	6.5%
Pre-refunded	5.7%
Airport	5.6%
Higher Education	5.6%
Public Power	5.3%
General Obligation—State	5.0%
Other Utility	4.6%
Other[2]	27.3%
Other Assets and Liabilities—Net[3]	0.9%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 71.8% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2019
Principal Amount or Shares			Value
		MUNICIPAL BONDS—97.5%
		Alabama—1.4%
$1,000,000		Birmingham, AL Waterworks Board, Senior Revenue Refunding Bonds (Series 2016-B), 5.000%, 1/1/2039	$1,177,180
2,000,000		Birmingham, AL Waterworks Board, Subordinate Revenue Refunding Bonds (Series 2016-B), 4.000%, 1/1/2043	2,092,800
1,250,000		Selma, AL IDB (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2010A), 5.800%, 5/1/2034	1,298,850
		TOTAL	4,568,830
		Arizona—3.1%
3,000,000		Arizona Board of Regents (Arizona State University), (Series 2016B), 5.000%, 7/1/2047	3,438,210
3,000,000		Arizona Board of Regents (Arizona State University), System Revenue & Refunding Bonds (Series 2015A Green Bonds), 5.000%, 7/1/2041	3,397,470
1,740,000		Phoenix, AZ IDA (GreatHearts Academies), Education Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2044	1,846,888
1,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Refunding Bonds (Series 2017A), 5.000%, 1/1/2038	1,198,640
		TOTAL	9,881,208
		California—7.5%
1,500,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A) FRNs, 2.750% (SIFMA 7-day +1.250%), Mandatory Tender 4/1/2027	1,565,820
2,000,000		California Health Facilities Financing Authority (Providence St. Joseph Health), Revenue Bonds (Series 2014B), 5.000%, 10/1/2044	2,251,780
1,000,000		California Health Facilities Financing Authority (Stanford Health Care), Revenue Bonds (Series 2015A), 5.000%, 8/15/2054	1,123,310
2,000,000		California State University (The Trustees of), Systemwide Revenue Bonds (Series 2011A), 5.000%, 11/1/2037	2,159,360
2,000,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Water Works/System)), Water System Revenue Bonds (Series 2013B), 5.000%, 7/1/2033	2,255,780
1,000,000		Los Angeles, CA Department of Airports (Los Angeles International Airport), Subordinate Revenue Bonds (Series 2018A), 5.000%, 5/15/2044	1,164,840
2,000,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), (Citigroup, Inc. GTD), 7.000%, 11/1/2034	2,951,100
3,000,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds (Series 2007), (Bank of America Corp. GTD), 5.000%, 2/15/2025	3,446,970
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	California—continued
$305,000	San Bernardino County, CA Housing Authority (Glen Aire Park & Pacific Palms), Subordinated Revenue Bonds, 7.250%, 4/15/2042	$204,628
2,000,000	San Diego, CA Unified School District, UT GO Bonds (Election 2012 Series-I), 5.000%, 7/1/2047	2,334,520
2,000,000	San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2019A), 5.000%, 5/1/2035	2,408,720
2,000,000	San Francisco, CA Public Utilities Commission (Water Enterprise), Water Revenue Bonds (Series 2017 Sub-Series D), 5.000%, 11/1/2034	2,416,220
	TOTAL	24,283,048
	Colorado—3.0%
1,000,000	Denver, CO City & County Department of Aviation (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2018A), 5.000%, 12/1/2048	1,153,790
2,000,000	Denver, CO Convention Center Hotel Authority, Senior Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2027	2,279,060
3,250,000	University of Colorado Hospital Authority, Revenue Bonds (Series 2012A), 5.000%, 11/15/2036	3,547,505
2,500,000	University of Colorado, University Enterprise Revenue Bonds (Series 2011A), (United States Treasury PRF 6/1/2021@100), 5.250%, 6/1/2036	2,699,375
	TOTAL	9,679,730
	Connecticut—1.4%
3,000,000	Connecticut State HEFA (Trinity Healthcare Credit Group), Revenue Bonds (Series 2016CT), 5.000%, 12/1/2045	3,398,880
1,000,000	Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purpose (Series 2018B), 5.000%, 10/1/2036	1,153,130
	TOTAL	4,552,010
	Delaware—0.8%
2,380,000	Delaware Economic Development Authority (Delmarva Power and Light Co.), Gas Facilities Refunding Bonds, 5.400%, 2/1/2031	2,481,174
	District of Columbia—3.8%
2,500,000	District of Columbia (KIPP DC), Refunding Revenue Bonds (Series 2017A), 5.000%, 7/1/2048	2,753,950
1,800,000	District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.000%, 6/1/2041	1,948,734
1,000,000	District of Columbia Revenue (Georgetown University), University Refunding Revenue Bonds (Series 2017), 5.000%, 4/1/2036	1,165,440
3,000,000	District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien Revenue Refunding Bonds (Series 2016A), 5.000%, 10/1/2039	3,464,430
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	District of Columbia—continued
$2,800,000	District of Columbia, UT GO Bonds (Series 2019A), 4.000%, 10/15/2044	$3,025,260
	TOTAL	12,357,814
	Florida—10.7%
2,000,000	Atlantic Beach, FL Health Care Facilities (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.000%, 11/15/2037	2,132,440
1,500,000	Broward County, FL Airport System, Airport System Revenue Bonds (Series 2012Q-1), 5.000%, 10/1/2037	1,633,560
1,000,000	Central Florida Expressway Authority, Senior Lien Revenue Refunding Bonds (Series 2017), 5.000%, 7/1/2038	1,173,730
1,000,000	Florida State Mid-Bay Authority, First Senior Lien Revenue Bonds (Series 2015A), 5.000%, 10/1/2035	1,114,550
2,000,000	Greater Orlando, FL Aviation Authority, Subordinate Airport Facilities Revenue Bonds (Series 2017A), 5.000%, 10/1/2036	2,326,720
3,500,000	Miami Beach, FL Resort Tax, Revenue Bonds (Series 2015), 5.000%, 9/1/2040	3,998,190
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/1/2030	1,143,170
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/1/2032	1,141,290
2,000,000	Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2015A), 5.000%, 10/1/2038	2,246,680
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Refunding Revenue Bonds (Series 2016A), 5.000%, 7/1/2032	2,344,800
1,250,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds (Series 2010), (Original Issue Yield: 5.100%), 5.000%, 7/1/2040	1,294,925
1,500,000	Miami-Dade County, FL HFA (Nicklaus Children's Hospital), Hospital Revenue Refunding Bonds (Series 2017), 5.000%, 8/1/2042	1,704,780
1,000,000	Miami-Dade County, FL IDA (Doral Academy), Industrial Development Revenue Bonds (Series 2017), 5.000%, 1/15/2048	1,062,740
2,875,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), 5.000%, 7/1/2042	3,108,622
4,105,000	Orlando & Orange County Expressway Authority, FL, Revenue Bonds (Series 2010A), (United States Treasury PRF 7/1/2020@100), 5.000%, 7/1/2035	4,278,149
2,000,000	St. Johns County, FL IDA (Presbyterian Retirement Communities), Revenue Bonds (Series 2010A), (Original Issue Yield: 5.980%), (United States Treasury PRF 8/1/2020@100), 5.875%, 8/1/2040	2,111,520
1,500,000	Tallahassee, FL Energy System, Revenue Refunding Bonds (Series 2017), 5.000%, 10/1/2036	1,729,035
	TOTAL	34,544,901
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		Georgia—3.8%
$2,190,000		Atlanta, GA Airport General Revenue, Airport General Revenue Bonds (Series 2010A), 5.000%, 1/1/2035	$2,241,399
3,000,000		Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.000%, 11/1/2040	3,418,410
3,000,000		Georgia State, GO Bonds (Series 2017A-2), 5.000%, 2/1/2033	3,610,440
3,000,000	[1]	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018D) FRNs, (Royal Bank of Canada GTD), 2.498% (1-month USLIBOR x 0.67 +0.830%), Mandatory Tender 12/1/2023	2,983,350
		TOTAL	12,253,599
		Illinois—5.0%
1,000,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Bonds (Series 2017H), 5.000%, 12/1/2036	1,067,110
1,245,000		Chicago, IL Board of Education, UT GO Dedicated Revenue Refunding Bonds (Series 2017C), 5.000%, 12/1/2034	1,337,753
310,000		Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016B), 5.000%, 1/1/2041	348,688
1,875,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), (United States Treasury PRF 1/1/2021@100), 6.500%, 1/1/2041	2,036,700
2,000,000		Chicago, IL O'Hare International Airport, Passenger Facility Charge Revenue Refunding Bonds (Series 2012A), 5.000%, 1/1/2031	2,163,000
1,500,000		Chicago, IL Sales Tax, Revenue Bonds (Series 2011A), (United States Treasury PRF 1/1/2022@100), 5.250%, 1/1/2038	1,646,970
750,000		Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2014), 5.000%, 11/1/2044	819,540
3,000,000		Illinois Finance Authority (Northwestern Memorial Healthcare), Revenue Bonds (Series 2017A), 5.000%, 7/15/2042	3,439,230
2,000,000		Illinois State, UT GO Bonds (Series 2017D), 5.000%, 11/1/2026	2,207,320
1,000,000		Illinois State, UT GO Bonds (Series June 2013), (Original Issue Yield: 5.280%), 5.250%, 7/1/2028	1,064,810
		TOTAL	16,131,121
		Indiana—0.9%
1,155,000		Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds (Series 2012A), 5.000%, 1/1/2028	1,262,669
1,300,000		Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 5.250%, 1/1/2030	1,495,780
		TOTAL	2,758,449
		Iowa—0.7%
2,100,000		Iowa Finance Authority (Lifespace Communities, Inc.), Revenue Bonds (Series 2018A), 5.000%, 5/15/2048	2,230,179
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	Maryland—0.3%
$1,000,000	Rockville, MD Mayor & City Council Economic Development Revenue (Ingleside at King Farm), (Series 2017B), 5.000%, 11/1/2042	$1,055,630
	Massachusetts—4.0%
3,000,000	Commonwealth of Massachusetts, UT GO Bonds (Series 2018C), 5.250%, 9/1/2043	3,628,530
3,000,000	Massachusetts Port Authority, Revenue Bonds (Series 2015A), 5.000%, 7/1/2045	3,413,940
1,000,000	Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds (Series 2011B), 5.250%, 10/15/2035	1,081,170
2,000,000	Massachusetts School Building Authority, Subordinated Dedicated Sales Tax Revenue Bonds (Series 2018A), 5.250%, 2/15/2048	2,384,040
2,000,000	Massachusetts Water Resources Authority, General Revenue Refunding Bonds (Series 2017C), 5.000%, 8/1/2032	2,415,960
	TOTAL	12,923,640
	Michigan—1.7%
1,000,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-3), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2033	1,118,490
1,000,000	Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Local Government Loan Program Revenue Refunding Bonds (Series 2015D-1), 5.000%, 7/1/2034	1,133,960
2,000,000	Michigan Strategic Fund (I-75 Improvement Project), Limited Obligation Revenue Bonds (Series 2018), 5.000%, 12/31/2043	2,278,780
1,000,000	Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Refunding Revenue Bonds (Series 2014D), 5.000%, 9/1/2039	1,095,940
	TOTAL	5,627,170
	Minnesota—0.3%
1,000,000	University of Minnesota (The Regents of), GO Bonds (Series 2011A), (United States Treasury PRF 12/1/2020@100), 5.250%, 12/1/2030	1,061,030
	Mississippi—0.3%
940,000	Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	1,015,980
	Nebraska—1.0%
2,000,000	Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), (Original Issue Yield: 5.050%), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	2,165,320
1,000,000	Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2017C), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	1,220,680
	TOTAL	3,386,000
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		Nevada—0.1%
$305,000	[2]	Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	$315,443
		New Jersey—6.4%
2,880,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), 5.250%, 6/15/2040	3,119,875
665,000		New Jersey EDA (Port Newark Container Terminal LLC), Special Facilities Revenue and Refunding Bonds (Series 2017), 5.000%, 10/1/2047	719,716
1,250,000		New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Revenue Bonds (Series 2014A), 5.000%, 7/1/2043	1,401,538
3,000,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2011A), 5.500%, 6/15/2041	3,136,500
1,500,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2018A), 5.000%, 12/15/2035	1,668,885
2,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2015E), 5.000%, 1/1/2034	2,276,940
1,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017A), 5.000%, 1/1/2029	1,204,510
2,000,000		Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), 5.000%, 5/1/2030	2,229,180
4,700,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Subordinate Refunding Bonds (Series 2018B), 5.000%, 6/1/2046	4,957,701
		TOTAL	20,714,845
		New Mexico—0.8%
2,175,000		New Mexico State Hospital Equipment Loan Council (Presbyterian Healthcare Services), Hospital System Revenue Bonds (Series 2017A), 5.000%, 8/1/2046	2,491,615
		New York—10.5%
1,500,000		Brooklyn Arena Local Development Corporation, NY, PILOT Revenue Refunding Bonds (Series 2016A), 5.000%, 7/15/2042	1,672,200
1,000,000		Hudson Yards Infrastructure Corp. NY, Second Indenture Revenue Bonds (Series 2017A), 5.000%, 2/15/2045	1,153,050
2,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014A), 5.000%, 9/1/2044	2,213,100
3,000,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2015A), 5.000%, 11/15/2045	3,336,990
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		New York—continued
$3,000,000	[1,2]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Trust Receipts/Certificates (Series 2019-FG0227) MUNINVs, (Assured Guaranty Municipal Corp. GTD), 5.988%, 11/15/2046	$3,390,150
500,000		New York City Liberty Development Corp. (Goldman Sachs Group, Inc.), Revenue Bonds (Series 2005), 5.250%, 10/1/2035	641,510
3,000,000		New York City, NY Transitional Finance Authority, Building Aid Revenue Bonds (Series 2015S-2), 5.000%, 7/15/2041	3,433,710
3,255,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series C), 5.000%, 8/1/2033	3,792,987
300,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series E), 5.000%, 8/1/2032	354,390
2,470,000		New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 2), 5.000%, 9/15/2043	2,656,139
400,000		New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 3), 5.000%, 3/15/2044	430,120
2,000,000		New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), General Purpose Revenue Bonds (Series 2016A), 5.000%, 2/15/2043	2,302,800
2,000,000		New York State Dormitory Authority (New York State Sales Tax Revenue Bond Fund), Revenue Bonds (Series 2018C), 5.000%, 3/15/2038	2,382,920
3,000,000		New York State Thruway Authority, General Revenue Bonds (Series 2012I), 5.000%, 1/1/2028	3,239,820
500,000		New York State Thruway Authority, General Revenue Bonds (Series 2014J), 5.000%, 1/1/2027	571,390
200,000		New York State Thruway Authority, General Revenue Junior Indebtedness Obligations (Series 2016A), 5.250%, 1/1/2056	227,402
1,930,000		Port Authority of New York and New Jersey, Revenue Bonds (194th Series ), 5.000%, 10/15/2041	2,226,081
		TOTAL	34,024,759
		North Carolina—0.7%
1,000,000		North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2042	1,070,220
1,000,000		North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2047	1,067,890
		TOTAL	2,138,110
		Ohio—3.2%
2,180,000		Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), 5.000%, 2/15/2057	2,335,783
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	Ohio—continued
$1,500,000	Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.500%, 1/15/2048	$1,562,925
2,000,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Revenue Bonds (Series 2012), 5.000%, 1/1/2038	2,149,080
3,000,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.000%, 12/31/2039	3,229,380
1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.000%, 6/1/2038	1,110,760
	TOTAL	10,387,928
	Oklahoma—1.7%
2,000,000	Oklahoma Development Finance Authority (OU Medicine), Hospital Revenue Bonds (Series 2018B), 5.500%, 8/15/2057	2,290,460
2,795,000	Oklahoma State Turnpike Authority, Second Senior Revenue Bonds (Series 2017C), 5.000%, 1/1/2047	3,223,809
	TOTAL	5,514,269
	Pennsylvania—6.9%
1,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.000%, 12/1/2040	1,124,830
450,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2032	504,481
500,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2042	545,200
1,500,000	Delaware River Joint Toll Bridge Commission, Revenue Bonds (Series 2017), 5.000%, 7/1/2042	1,739,865
2,000,000	Delaware River Port Authority, Revenue Bonds (Series 2013), 5.000%, 1/1/2030	2,246,600
2,000,000	Geisinger Authority, PA Health System (Geisinger Health System), Revenue Refunding Bonds (Series 2017A-1), 5.000%, 2/15/2045	2,271,340
1,000,000	Lancaster County, PA Hospital Authority (Brethren Village), Revenue Bonds (Series 2017), 5.125%, 7/1/2037	1,057,420
1,000,000	Lancaster County, PA Hospital Authority (Brethren Village), Revenue Bonds (Series 2017), 5.250%, 7/1/2041	1,062,450
2,000,000	Northampton County, PA General Purpose Authority (St. Luke's University Health Network), Hospital Revenue Bonds (Series 2018A), (Original Issue Yield: 4.090%), 4.000%, 8/15/2048	2,049,020
2,970,000	Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.000%, 12/31/2034	3,311,253
3,000,000	Pennsylvania State Higher Education Facilities Authority (Temple University), Revenue Bonds (First Series of 2012), 5.000%, 4/1/2042	3,212,250
2,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), 4.000%, 8/15/2042	2,115,660
Annual Shareholder Report

Principal Amount or Shares		Value
	MUNICIPAL BONDS—continued
	Pennsylvania—continued
$1,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania), Revenue Bonds (Series 2018A), 5.000%, 2/15/2048	$1,182,840
	TOTAL	22,423,209
	South Carolina—1.4%
2,000,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2034	2,231,160
615,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2039	677,755
1,500,000	South Carolina Jobs-EDA (Prisma Health Obligated Group), Hospital Revenue Bonds (Series 2018A), 5.000%, 5/1/2048	1,698,180
	TOTAL	4,607,095
	Tennessee—0.5%
1,335,000	Metropolitan Government of Nashville & Davidson County, TN Health & Educational Facilities Board (Vanderbilt University Medical Center), Revenue Bonds (Series 2016A), 5.000%, 7/1/2046	1,491,395
	Texas—8.0%
2,795,000	Bexar County, Health Facilities Development Corp. (Army Retirement Residence Foundation), Revenue Bonds (Series 2010), (United States Treasury PRF 7/1/2020@100), 6.200%, 7/1/2045	2,950,542
1,500,000	Bexar County, TX, Limited Tax Refunding Bonds (Series 2017), 5.000%, 6/15/2031	1,775,010
2,225,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Refunding Bonds (Series 2016A), 5.000%, 12/1/2048	2,521,793
2,000,000	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Bonds (Series 2014A), 5.000%, 12/1/2029	2,284,980
2,000,000	Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2016B), 4.000%, 11/15/2037	2,145,640
2,500,000	North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2011B), (Original Issue Yield: 5.120%), 5.000%, 1/1/2038	2,620,075
1,180,000	Port of Houston Authority, TX, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2031	1,429,593
1,500,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (New Series 2015), 5.000%, 2/1/2032	1,754,220
2,000,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (Series 2016), 4.000%, 2/1/2034	2,169,160
2,030,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), (Bank of America Corp. GTD), 5.250%, 12/15/2026	2,437,299
3,000,000	Trinity River Authority Texas Regional Wastewater System, Revenue Refunding Bonds (Series 2016), 5.000%, 8/1/2026	3,631,620
	TOTAL	25,719,932
Annual Shareholder Report

Principal Amount or Shares			Value
		MUNICIPAL BONDS—continued
		Utah—0.7%
$2,000,000		Salt Lake City, UT Airport Revenue, Airport Revenue Bonds (Series 2018A), 5.000%, 7/1/2048	$2,295,420
		Virginia—1.0%
1,200,000		Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds (Series 2016), 5.000%, 7/1/2051	1,328,748
1,500,000		Hampton Roads, VA Sanitation District, Subordinate Wastewater Revenue Bonds (Series 2016A), 5.000%, 8/1/2043	1,736,370
		TOTAL	3,065,118
		Washington—5.0%
2,570,000		Energy Northwest, WA, Project 3 Electric Revenue Refunding Bonds (Series 2014-C), 5.000%, 7/1/2028	2,966,063
2,000,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2018A), 5.000%, 5/1/2043	2,266,420
1,875,000	[1,2]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226A) MUNINVs, 6.018%, 1/1/2046	2,100,844
1,680,000	[1,2]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 6.018%, 1/1/2047	1,878,542
2,000,000		Washington State Convention Center Public Facilities District, Revenue Bonds (Series 2018), 5.000%, 7/1/2058	2,261,660
1,250,000		Washington State Health Care Facilities Authority (Providence St. Joseph Health), Health Care Facilities Revenue Bonds (Series 2014C), 5.000%, 10/1/2044	1,381,675
3,000,000		Washington State, UT GO Bonds (Series 2015A-1), 5.000%, 8/1/2040	3,420,390
		TOTAL	16,275,594
		Wisconsin—0.9%
800,000		Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Refunding Bonds (Series 2015), 5.000%, 8/15/2039	879,392
2,000,000		Wisconsin State, UT GO Bonds (Series 2018A), 4.000%, 5/1/2034	2,182,580
		TOTAL	3,061,972
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $304,312,899)	315,318,217
		EXCHANGE-TRADED FUND—0.6%
79,302		VanEck Vectors CEF Municipal Income ETF (IDENTIFIED COST $2,001,567)	2,068,593
	[1]	SHORT-TERM MUNICIPALS—1.0%
		Alabama—0.4%
100,000		Mobile, AL IDB (Alabama Power Co.), (Series 2001-A) Daily VRDNs, 1.460%, 4/1/2019	100,000
1,200,000		West Jefferson, AL IDB Solid Waste Disposal (Alabama Power Co.), (Series 2008) Daily VRDNs, 1.550%, 4/1/2019	1,200,000
		TOTAL	1,300,000
Annual Shareholder Report

Principal Amount or Shares			Value
	[1]	SHORT-TERM MUNICIPALS—continued
		Florida—0.1%
$100,000		Lee County, FL IDA (Florida Power & Light Co.), (Series 2016A) Daily VRDNs, 1.560%, 4/1/2019	$100,000
		Georgia—0.5%
1,700,000		Monroe County, GA Development Authority (Florida Power & Light Co.), (Series 2017) Daily VRDNs, 1.560%, 4/1/2019	1,700,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $3,100,000)	3,100,000
		TOTAL INVESTMENT IN SECURITIES—99.1% (IDENTIFIED COST $309,414,466)[3]	320,486,810
		OTHER ASSETS AND LIABILITIES - NET—0.9%[4]	2,777,929
		TOTAL NET ASSETS—100%	$323,264,739
Securities that are subject to the federal alternative minimum tax (AMT) represent 8.7% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2019, these restricted securities amounted to $7,684,979, which represented 2.4% of total net assets.
3	Also represents costs for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of March 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Municipal Bonds	$—	$315,318,217	$—	$315,318,217
Exchange-Traded Fund	2,068,593	—	—	2,068,593
Short-Term Municipals	—	3,100,000	—	3,100,000
TOTAL SECURITIES	$2,068,593	$318,418,217	$—	$320,486,810
The following acronyms are used throughout this portfolio:
EDA	—Economic Development Authority
ETF	—Exchange-Traded Fund
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
LIBOR	—London Interbank Offered Rate
MUNINVs	—Municipal Inverse Floater
PILOT	—Payment in Lieu of Taxes
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.35	$10.38	$10.68	$10.66	$10.27
Income From Investment Operations:
Net investment income[1]	0.29	0.30	0.33	0.33	0.34
Net realized and unrealized gain (loss)	0.15	(0.03)	(0.31)	0.01	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.44	0.27	0.02	0.34	0.73
Less Distributions:
Distributions from net investment income	(0.29)	(0.30)	(0.32)	(0.32)	(0.34)
Distributions from net realized gain	(0.05)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.34)	(0.30)	(0.32)	(0.32)	(0.34)
Net Asset Value, End of Period	$10.45	$10.35	$10.38	$10.68	$10.66
Total Return[2]	4.38%	2.62%	0.13%	3.31%	7.16%
Ratios to Average Net Assets:
Net expenses	0.84%[3]	0.85%	0.87%	0.87%	0.87%
Net investment income	2.84%	2.87%	3.06%	3.10%	3.23%
Expense waiver/reimbursement[4]	0.12%	0.10%	0.07%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$276,117	$302,904	$304,271	$331,876	$346,803
Portfolio turnover	21%	26%	14%	25%	16%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.84% for the year ended March 31, 2019, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.36	$10.38	$10.69	$10.66	$10.27
Income From Investment Operations:
Net investment income[1]	0.21	0.22	0.24	0.24	0.25
Net realized and unrealized gain (loss)	0.15	(0.02)	(0.32)	0.03	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.36	0.20	(0.08)	0.27	0.64
Less Distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.23)	(0.24)	(0.25)
Distributions from net realized gain	(0.05)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.26)	(0.22)	(0.23)	(0.24)	(0.25)
Net Asset Value, End of Period	$10.46	$10.36	$10.38	$10.69	$10.66
Total Return[2]	3.61%	1.92%	(0.80)%	2.54%	6.28%
Ratios to Average Net Assets:
Net expenses	1.59%[3]	1.62%	1.68%	1.69%	1.70%
Net investment income	2.09%	2.09%	2.25%	2.28%	2.40%
Expense waiver/reimbursement[4]	0.12%	0.08%	0.01%	0.00%[5]	—
Supplemental Data:
Net assets, end of period (000 omitted)	$3,499	$4,599	$4,061	$5,732	$7,303
Portfolio turnover	21%	26%	14%	25%	16%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.59% for the year ended March 31, 2019, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.35	$10.39	$10.69	$10.66	$10.27
Income From Investment Operations:
Net investment income[1]	0.21	0.22	0.24	0.24	0.25
Net realized and unrealized gain (loss)	0.16	(0.04)	(0.31)	0.03	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.37	0.18	(0.07)	0.27	0.64
Less Distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.23)	(0.24)	(0.25)
Distributions from net realized gain	(0.05)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.26)	(0.22)	(0.23)	(0.24)	(0.25)
Net Asset Value, End of Period	$10.46	$10.35	$10.39	$10.69	$10.66
Total Return[2]	3.71%	1.73%	(0.71)%	2.54%	6.27%
Ratios to Average Net Assets:
Net expenses	1.59%[3]	1.62%	1.68%	1.69%	1.70%
Net investment income	2.09%	2.09%	2.25%	2.28%	2.40%
Expense waiver/reimbursement[4]	0.12%	0.08%	0.01%	0.00%[5]	—
Supplemental Data:
Net assets, end of period (000 omitted)	$8,675	$14,188	$17,548	$20,372	$19,001
Portfolio turnover	21%	26%	14%	25%	16%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.59% for the year ended March 31, 2019, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.34	$10.37	$10.68	$10.66	$10.27
Income From Investment Operations:
Net investment income[1]	0.29	0.30	0.32	0.33	0.34
Net realized and unrealized gain (loss)	0.16	(0.03)	(0.31)	0.01	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.45	0.27	0.01	0.34	0.73
Less Distributions:
Distributions from net investment income	(0.29)	(0.30)	(0.32)	(0.32)	(0.34)
Distributions from net realized gain	(0.05)	—	—	—	—
TOTAL DISTRIBUTIONS	(0.34)	(0.30)	(0.32)	(0.32)	(0.34)
Net Asset Value, End of Period	$10.45	$10.34	$10.37	$10.68	$10.66
Total Return[2]	4.49%	2.62%	0.03%	3.31%	7.17%
Ratios to Average Net Assets:
Net expenses	0.84%[3]	0.85%	0.87%	0.87%	0.87%
Net investment income	2.84%	2.87%	3.06%	3.09%	3.23%
Expense waiver/reimbursement[4]	0.12%	0.10%	0.07%	0.07%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,586	$27,081	$27,604	$24,558	$20,604
Portfolio turnover	21%	26%	14%	25%	16%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.84% for the year ended March 31, 2019, after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 3/31/2019	Period Ended 3/31/2018[1]
Net Asset Value, Beginning of Period	$10.34	$10.52
Income From Investment Operations:
Net investment income[2]	0.32	0.22
Net realized and unrealized gain (loss)	0.15	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.47	0.01
Less Distributions:
Distributions from net investment income	(0.32)	(0.19)
Distributions from net realized gain	(0.05)	—
TOTAL DISTRIBUTIONS	(0.37)	(0.19)
Net Asset Value, End of Period	$10.44	$10.34
Total Return[3]	4.65%	0.10%
Ratios to Average Net Assets:
Net expenses	0.59%[4]	0.59%[5]
Net investment income	3.09%	3.10%[5]
Expense waiver/reimbursement[6]	0.12%	0.12%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,388	$2,150
Portfolio turnover	21%	26%[7]
1	Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.59% for the year ended March 31, 2019, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2019
Assets:
Investment in securities, at value (identified cost $309,414,466)		$320,486,810
Cash		20,458
Income receivable		3,877,104
Receivable for shares sold		81,199
TOTAL ASSETS		324,465,571
Liabilities:
Payable for shares redeemed	$868,398
Income distribution payable	91,780
Payable for other service fees (Notes 2 and 5)	94,177
Payable for portfolio accounting fees	65,190
Payable for transfer agent fees	34,572
Payable for investment adviser fee (Note 5)	9,267
Payable for distribution services fee (Note 5)	7,723
Payable for administrative fee (Note 5)	2,115
Payable for Directors'/Trustees' fees (Note 5)	694
Accrued expenses (Note 5)	26,916
TOTAL LIABILITIES		1,200,832
Net assets for 30,937,963 shares outstanding		$323,264,739
Net Assets Consists of:
Paid-in capital		$311,899,317
Total distributable earnings		11,365,422
TOTAL NET ASSETS		$323,264,739
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($276,116,566 ÷ 26,425,850 shares outstanding) $0.01 par value, 250,000,000 shares authorized	$10.45
Offering price per share (100/95.50 of $10.45)	$10.94
Redemption proceeds per share	$10.45
Class B Shares:
Net asset value per share ($3,499,180 ÷ 334,522 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.46
Offering price per share	$10.46
Redemption proceeds per share (94.50/100 of $10.46)	$9.88
Class C Shares:
Net asset value per share ($8,674,549 ÷ 829,500 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.46
Offering price per share	$10.46
Redemption proceeds per share (99.00/100 of $10.46)	$10.36
Class F Shares:
Net asset value per share ($26,586,215 ÷ 2,544,946 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.45
Offering price per share (100/99.00 of $10.45)	$10.56
Redemption proceeds per share (99.00/100 of $10.45)	$10.35
Institutional Shares:
Net asset value per share ($8,388,229 ÷ 803,145 shares outstanding) $0.01 par value, 300,000,000 shares authorized	$10.44
Offering price per share	$10.44
Redemption proceeds per share	$10.44
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2019
Investment Income:
Interest			$12,096,985
Dividends			68,667
TOTAL INCOME			12,165,652
Expenses:
Investment adviser fee (Note 5)		$1,539,495
Administrative fee (Note 5)		264,583
Custodian fees		15,240
Transfer agent fees		219,612
Directors'/Trustees' fees (Note 5)		9,353
Auditing fees		29,600
Legal fees		13,595
Distribution services fee (Note 5)		111,174
Other service fees (Notes 2 and 5)		805,991
Portfolio accounting fees		117,254
Share registration costs		77,466
Printing and postage		30,603
Miscellaneous (Note 5)		33,310
TOTAL EXPENSES		3,267,276
Waiver and Reduction:
Waiver of investment adviser fee (Note 5)	$(399,578)
Reduction of custodian fees (Note 6)	(642)
TOTAL WAIVER AND REDUCTION		(400,220)
Net expenses			2,867,056
Net investment income			9,298,596
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			1,867,992
Net change in unrealized appreciation of investments			2,600,974
Net realized and unrealized gain (loss) on investments			4,468,966
Change in net assets resulting from operations			$13,767,562
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended March 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,298,596	$9,948,451
Net realized gain	1,867,992	4,147,837
Net change in unrealized appreciation/depreciation	2,600,974	(5,407,728)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,767,562	8,688,560
Distributions to Shareholders (Note 2):
Class A Shares	(9,373,379)	(8,763,306)
Class B Shares	(100,130)	(86,620)
Class C Shares	(278,189)	(334,729)
Class F Shares	(853,813)	(794,088)
Institutional Shares	(277,554)	(12,037)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,883,065)	(9,990,780)
Share Transactions:
Proceeds from sale of shares	39,708,304	26,351,592
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New York Municipal Income Fund	—	25,845,641
Net asset value of shares issued to shareholders in payment of distributions declared	9,526,776	8,577,277
Cost of shares redeemed	(79,778,533)	(62,031,741)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(30,543,453)	(1,257,231)
Change in net assets	(27,658,956)	(2,559,451)
Net Assets:
Beginning of period	350,923,695	353,483,146
End of period	$323,264,739	$350,923,695
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2019
1. ORGANIZATION
Federated Municipal Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. Interest income from the Fund's investments normally will not be subject to the federal AMT for individuals, but may be subject to state and local taxes.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective July 27, 2017, the Fund began offering Institutional Shares.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
On December 8, 2017, the Fund acquired all of the net assets of Federated New York Municipal Income Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Class B Shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's Shareholders. In connection with the acquisition, the Acquired Fund's Class A Shares and Class B Shares were exchanged for Class A Shares and Class B Shares of the Fund, respectively. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every Class A Share and Class B Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received 0.99 and 0.98 of the Fund's Class A Shares and Class B Shares, respectively.
Annual Shareholder Report

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation*	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,449,692	$25,845,641	$1,234,695	$343,574,506	$369,420,147
*	Unrealized Appreciation is included in the Net Assets Received amount shown above.

Assuming the acquisition had been completed on April 1, 2017, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended March 31, 2018, are as follows:
Net investment income*	$10,438,325
Net realized and unrealized gain (loss) on investments	$(889,770)
Net increase in net assets resulting from operations	$9,548,555
*	Net investment income reflects $14,880 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of earnings of the Acquired Fund that has been included in the Fund's Statement of Changes in Net Assets as of March 31, 2018.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
Annual Shareholder Report

Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund waiver and reduction of $400,220 is disclosed in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended March 31, 2018 were from net investment income. Undistributed net investment income at March 31, 2018 was $4,514.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended March 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$705,043
Class B Shares	9,807
Class C Shares	27,251
Class F Shares	63,890
TOTAL	$805,991
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, sector/asset class and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account either U.S. government securities or a specified amount of Restricted Cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At March 31, 2019, the Fund had no outstanding futures contracts.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities held at March 31, 2019 is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	8/31/2017	$311,163	$315,443
Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Trust Receipts/Certificates (Series 2019-FG0227) MUNINVs, (Assured Guaranty Municipal Corp. GTD), 5.988%, 11/15/2046	2/12/2019	$3,134,798	$3,390,150
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226A) MUNINVs, 6.018%, 1/1/2046	2/1/2019	$1,986,331	$2,100,844
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 6.018%, 1/1/2047	2/1/2019	$1,777,210	$1,878,542
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended March 31	2019		2018
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,084,478	$21,340,545	1,739,640	$18,265,483
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New York Municipal Income Fund	—	—	2,303,617	24,303,084
Shares issued to shareholders in payment of distributions declared	787,831	8,080,712	707,349	7,405,584
Shares redeemed	(5,725,158)	(58,603,958)	(4,794,414)	(50,177,725)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,852,849)	$(29,182,701)	(43,808)	$(203,574)

Year Ended March 31	2019		2018
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,405	$24,491	—	$—
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New York Municipal Income Fund	—	—	146,075	1,542,557
Shares issued to shareholders in payment of distributions declared	9,624	98,775	8,416	88,153
Shares redeemed	(121,588)	(1,247,442)	(101,459)	(1,063,059)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(109,559)	$(1,124,176)	53,032	$567,651

Year Ended March 31	2019		2018
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	237,785	$2,425,545	200,741	$2,106,721
Shares issued to shareholders in payment of distributions declared	22,465	230,681	27,285	285,979
Shares redeemed	(801,077)	(8,231,542)	(547,414)	(5,738,836)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(540,827)	$(5,575,316)	(319,388)	$(3,346,136)
Annual Shareholder Report

Year Ended March 31	2019		2018
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	650,785	$6,636,339	361,632	$3,791,819
Shares issued to shareholders in payment of distributions declared	81,827	839,062	75,048	785,548
Shares redeemed	(805,846)	(8,268,997)	(479,167)	(5,015,155)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(73,234)	$(793,596)	(42,487)	$(437,788)

	Year Ended 3/31/2019		Period Ended 3/31/2018[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	903,146	$9,281,311	210,321	$2,187,569
Shares issued to shareholders in payment of distributions declared	27,099	277,546	1,156	12,013
Shares redeemed	(335,003)	(3,426,521)	(3,574)	(36,966)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	595,242	$6,132,336	207,903	$2,162,616
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(2,981,227)	$(30,543,453)	(144,748)	$(1,257,231)
1	Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2019 and 2018, was as follows:
	2019	2018
Tax-exempt income	$9,280,501	$9,961,452
Ordinary income	$16,335	$29,328
Long-term capital gains	$1,586,229	$—
As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$1,375
Undistributed long-term capital gains	$291,703
Net unrealized appreciation	$11,072,344
At March 31, 2019, the cost of investments for federal tax purposes was $309,414,466. The net unrealized appreciation of investments for federal tax purposes was $11,072,344. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,642,409 and net unrealized depreciation from investments for those securities having an excess of cost over value of $570,065.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) 0.30% of the Fund's average daily net assets; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2019, the Adviser voluntarily waived $399,578 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2019, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$29,421
Class C Shares	81,753
TOTAL	$ 111,174
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2019, FSC retained $36,117 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2019, FSC retained $6,040 in sales charges from the sale of Class A Shares. FSC also retained $1,741, $487, and $11,978 of CDSC relating to redemptions of Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended March 31, 2019, FSSC received $220,263 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended March 31, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $70,405,494 and $80,345,494, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.83%, 1.58%, 1.58%, 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Annual Shareholder Report

Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended March 31, 2019, the Fund's expenses were reduced by $642 under these arrangements
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2019, were as follows:
Purchases	$68,093,405
Sales	$106,391,766
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of March 31, 2019, the Fund had no outstanding loans. During the year ended March 31, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2019, there were no outstanding loans. During the year ended March 31, 2019, the program was not utilized.
10. federal tax information (unaudited)
For the fiscal year ended March 31, 2019, 99.8% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
For the year ended March 31, 2019, the amount of long-term capital gains designated by the Fund was $1,586,229.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED MUNICIPAL BOND FUND, INC.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Municipal Bond Fund, Inc. (formerly, Federated Municipal Securities Fund, Inc.) (the “Fund”), including the portfolio of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated investment companies since 1979.
Boston, Massachusetts
May 22, 2019

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2018	Ending Account Value 3/31/2019	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,042.20	$4.28
Class B Shares	$1,000	$1,038.30	$8.08
Class C Shares	$1,000	$1,038.30	$8.08
Class F Shares	$1,000	$1,042.20	$4.28
Institutional Shares	$1,000	$1,043.50	$3.01
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.74	$4.23
Class B Shares	$1,000	$1,017.00	$8.00
Class C Shares	$1,000	$1,017.00	$8.00
Class F Shares	$1,000	$1,020.74	$4.23
Institutional Shares	$1,000	$1,021.99	$2.97
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.59%
Class F Shares	0.84%
Institutional Shares	0.59%
Annual Shareholder Report

Board of Directors and Fund Officers
The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Fund comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: December 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Municipal Bond Fund, Inc. (the “Fund”)
(formerly, Federated Municipal Securities Fund, Inc.)
At its meetings in May 2018, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Investment Management Company (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
Annual Shareholder Report

that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer
Annual Shareholder Report

group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to
Annual Shareholder Report

respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board. The Board noted that, effective July 27, 2017, the Fund changed its principal strategies and benchmark. Although the Board considered information comparing the Fund's performance to that of the relevant Peer Group, the Board concluded that, in light of the recent changes to the Fund, additional time is required to evaluate the Adviser's performance in managing the Fund under its new mandate.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In
Annual Shareholder Report

addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be
Annual Shareholder Report

viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313913105
CUSIP 313913204
CUSIP 313913303
CUSIP 313913402
CUSIP 313913600
8042830 (5/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $30,200

Fiscal year ended 2018 – $29,600

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $2,686

Fiscal year ended 2018- Audit consent fee for N-1A filing.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $998,225

Fiscal year ended 2018 - $749,370

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) also has been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant is a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 28, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Municipal Bond Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 22, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2019